DIRTT Announces Executive Leadership Changes

DIRTT (“DIRTT”, the “Company”, “we”, “our”, “us” or “ours”) (TSX: DRT; OTCQX: DRTTF), a leader in industrialized construction, today announced two updates to its executive leadership team. Rich Hunter, President and Chief Operating Officer, has departed from the Company and Aaron Merkin has joined the Company in a new Chief Technology Officer position, both effective January 12, 2026.

“Rich joined DIRTT at a pivotal moment and was instrumental in the turnaround of our manufacturing processes, including significant safety improvements and reduction of defects,” said Benjamin Urban, CEO of DIRTT. “We wish him the absolute best in this next chapter.”

DIRTT has also welcomed Merkin to the executive leadership team in a newly created Chief Technology Officer role. Since the Company’s inception, technology has been at the center of innovation, manufacturing excellence, and competitive advantages. Merkin brings extensive technology leadership experience spanning private equity-backed ventures to Fortune 500 corporations. With specific expertise in leading growth-focused transformation in legacy environments, he will focus on advancing DIRTT’s technology to both optimize business operations and deliver increased value to customers. Merkin was most recently Chief Technology Officer at Fortive, a global industrial technology leader, and has worked at companies including IBM, Dell, and Honeywell.

“DIRTT was founded as and remains a technology-enabled manufacturer, which sets us apart from competition,” said Urban. “It is my pleasure to welcome Aaron to this newly created executive role that will ensure DIRTT’s technology continues to lead the industry and drive significant growth for our business.”

DIRTT’s design, manufacturing, and delivery processes are enabled by its proprietary ICE software. The process allows customers to plan projects with unrivaled precision and cost certainty, and to make changes in real-time that reduce waste and accelerate timelines. In 2025, DIRTT was recognized by Fast Company as number one in Manufacturing for its technology-driven approach.

About DIRTT Environmental Solutions

DIRTT is a leader in industrialized construction. DIRTT’s system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT’s system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT’s interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the Toronto Stock Exchange under the symbol “DRT” and on the OTCQX under the symbol "DRTTF".

Certain statements contained in this release are “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “can,” "plan," the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in our subsequently filed Quarterly Reports on Form 10-Q and also in the Company’s other continuous disclosure filings available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

FOR FURTHER INFORMATION PLEASE CONTACT ir@dirtt.com